SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)             May 29, 1998
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                        McNEIL REAL ESTATE FUND XXI, L.P.
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             (Exact name of registrant as specified in its charter)





         California                    0-13356               33-0030615
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code    (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 29, 1998, Wise County Plaza, a 147,848 square foot shopping center located in Wise, Virginia, was foreclosed on by the lender, Ocwen Federal Bank, FSB. Debt on the foreclosed property totaled approximately $6.1 million.







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                        McNEIL REAL ESTATE FUND XXI, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                     McNEIL REAL ESTATE FUND XXI, L.P.



June 5, 1998                         By:  /s/ Carol A. Fahs
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Date                                      Carol A. Fahs
                                          Chief Accounting Officer of McNeil
                                            Real Estate Management, Inc.